Exhibit 10.20

AMENDMENT #1 TO THE PROMISSORY NOTE
ISSUED ON [●]

THIS AMENDMENT #1 to the Note (as defined below) (the “Amendment”) is entered into as of [●] (the “Effective Date”), by and between PaxMedica, Inc., a Delaware corporation (the “Company”), and [●] (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain senior secured promissory note originally issued by the Company to the Holder on [●], in the original principal amount of $[●] (as amended from time to time, the “Note”); and

B.      The Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the "Form S-1") on or around July 18, 2022, with respect to an underwritten public offering by the Company of its shares of common stock (the “Common Stock”), and, in connection therewith, the Common Stock are to be listed on the Nasdaq Capital Market ( “Nasdaq” and the offering, the "Nasdaq Offering"); and

C.      The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Notwithstanding anything to the contrary in the Note, and so long as the Nasdaq Offering is consummated on or before August 17, 2022, the balance of the Note shall automatically be converted into Common Stock at the Conversion Price (as defined in the Note) on the date that the Nasdaq Offering is consummated.

2.              For the avoidance of doubt, if the Nasdaq Offering is not consummated by August 17, 2022, this Amendment shall be null and void and of no further force or effect.

3.              This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

PaxMedica, Inc.	[●]

By:	By:
Name: [●]	Name: [●]
Title: [●]	Title: [●]